1 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. Fourth Quarter and Full Year 2013 Earnings Call Presentation March 27, 2014

2 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. Safe Harbor Statement This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc . and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward - looking statements . These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company’s periodic filings (including Forms 8 - K, 10 - K and 10 - Q) or other documents filed with the Securities and Exchange Commission . For more detailed information on the Company, please refer to the Company filings with the Securities and Exchange Commission, which are readily available at http : //www . sec . gov, or through the Company’s Investor Relations website at http : //www . gshi - steel . com . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . This presentation is intended to be viewed in conjunction with the General Steel Holding, Inc. fourth quarter and fiscal year 20 10 earnings call. This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call.

3 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. Review of Progress on Key Initiatives Agenda China Steel Industry Dynamics and GSI’s Solid Position Fourth Quarter and Full Year 2013 Highlights Henry Yu, Chief Executive Officer John Chen, Chief Financial Officer Q&A Review of F inancials

4 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. Fourth Quarter 2013 Highlights Significantly Narrowed Net Loss 0.0% Operational Highlights x Conducted comprehensive equipment maintenance and upgrade in December x Enhanced sales and distribution network with higher contribution from direct sales x Expanded sales to Southwestern market while further deepening penetration in Shaanxi province x Received government grant and subsidy of $ 4 . 2 million 1H 2013 FY 2013 Enhanced Sales Channel with Increased Direct Sales US$ Million Improved Bottom Line and Enhanced Sales Channel Top five Distributors , 23% Top five Distributors , 22%

5 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. » Government initiatives for a new era ▪ MIIT issued qualified steel maker list to cut overcapacity ▪ Tightened pollution control and environmental protection ▪ Hebei Province expected to be a major target for government initiatives » GSI’s sole election as qualified steel maker in Shaanxi province by MIIT ▪ Higher GDP growth rate in Western China ▪ Comprehensive cooperation with local government » Enhanced sales and marketing network » Expanded continuous - rolling capacity » Implemented comprehensive benchmarking programs » Optimized working capital management » Significantly lowered finance cost » Crude steel production of 779 million metric tons (YoY growth rate of 7.5%), approximately 48.5% of the world’s total production » Average net margin of 0.62% for all the large and medium - sized steel enterprises » Roughly 20% of steel companies running at loss Over - capacity and Low - profitability * China Steel Industry Dynamics and GSI’s Solid Position Depressed China Steel Sector ... Potential Catalysts in 2014 China Steel Production and Pricing Monthly Mln MT Rmb/t * Source: China Iron and Steel Association GSI’s Operational Achievements in 2013

6 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. x Further eliminating intermediate re - heating costs, transportation, and outsourced - processing cost, thereby reducing overall unit production cost x The unit production cost has been reduced by approximately RMB 60 per ton, compared with processing outside of the facility, in December by internal estimates x Anticipate higher savings in unit production cost once production lines ramp fully Progress on Key Initiatives Expanded Continuous Rolling Capacity Environment Protection Raw Material Sourcing Manufacturing Technique & Management Inventory Management Non - Manufacturing Capabilities Benchmarking yields positive savings x Unit ferrous charges consumption per ton of rebar has decreased to industry - leading level of 1 , 017 . 01 kg/ton x Comprehensive energy consumption per ton of rebar decreased to 525 . 1 kgec/ton 1,000 1,000 1,000 1,000 1,200 1,200 2,100 3,300 0 1,000 2,000 3,000 4,000 5,000 2011 Year-end 2012 Year-end 3Q 2013 4Q 2013(E) High-Speed Wire Production Line Rebar Production Line Thousand MTs 2,200 2,200 3,100 4,300 Statistics in November b ased on GSI’s internal assessment :

7 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. Savings in Finance Expense through Working Capital Optimization Significant savings in finance expense on bank borrowings and discounted notes receivables x Total finance expense of $ 91 . 9 mln (down 40 % YoY) x Interest expense on bank borrowings and discounted note receivables of $ 71 . 1 mln (down 46 . 6 % YoY) Optimized short - term loan structure aided by cheaper financing support and broader working capital resources x Shortened sales outstanding days x Extended account payable days x Higher customer deposit from SOEs and lower advance inventory payment $27.7 $20.6 $20.8 $87.2 $133.1 $71.1 0 20 40 60 80 100 120 140 160 FY 2011 FY 2012 FY 2013 Financing cost on capital lease Finance/interest expense $153.7 US$ Million $91.9 $114.9

8 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. 1,310 1,152 115 2 Longmen Joint Venture Other Subsidiaries Items 2013 Q4 2012 Q4 Y - o - Y% Total Sales Volume (Thousands MT) 1,154 1,425 - 19.0% ASP of Rebar** (US$/per MT) 474.3 542.6 - 12.6% Revenue (US$ million) 548.7 723.4 - 24.2% Gross (Loss)/Profit (US$ million) - 32.7 12.0 N.A. Operating Income (Loss) * (US$ million) 9.2 - 54.0 N.A. Finance Expense (US$ million) - 10.5 - 14.8 - 29.0% Net Loss Attributable to General Steel Holdings Inc.* (US$ million) - 0.102 - 49.9 N.A. EPS* (US$) - 0.002 - 0.91 N.A. Fourth Quarter 2013 Financial Summary Sales Volume Breakdown * Includes $66.7 million change in fair value of profit sharing liability for the fourth quarter of 2013; * ASP of rebar at L ong men Joint Venture Thousands MT Operating Expense Breakdown $11.4 $9.5 $32.1 $15.2 4Q 2012 4Q 2013 Selling Expense G&A Expense USD Million

9 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. Balance Sheet Summary AS OF (USD 1,000) December 31, 2013 December 31, 2012 Assets: Cash and Restricted Cash $ 431,300 $ 369,887 Accounts Receivable $ 7,020 $21,661 Notes Receivable $60,054 $145,502 Inventories $212,921 $212,671 Advances on Inventory Purchases $ 127,900 $126,131 Total Current Assets $1,380,724 $1,407,045 Property Plant and Equipment $1,271,907 $1,167,836 Total Assets $ 2,700,358 $2,650,682 Liabilities: Short Term Notes Payable $1,017,830 $983,813 Accounts Payable $670,671 $529,484 Short Term Loan $ 490,677 $374,004 Customer Deposits $ 152,741 $147,888 Taxes Payable $4,628 $16,674 Total Current Liabilities $ 2,562,140 $2,271,590 Capital Lease Obligations, noncurrent $ 375,019 $330,099 Profit Sharing Liability $ 162,295 $328,827

10 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. * Includes $174.6 million change in fair value of profit sharing liability for 2013; ** ASP of rebar at Longmen Joint Venture Items FY 2013 FY 2012 Y - o - Y% Total Sales Volume (Thousands MT) 5,100 5,336 - 4.4% ASP of Rebar** (US$/per MT) 490.7 560.6 - 12.5% Revenue (US$ million) 2,463.7 2,863.6 - 14.0% Gross Loss/Profit(US$ million) - 55.9 32.1 N.A. Operating Income (Loss)* (US$ million) 34.4 - 95.5 N.A. Finance Expense (US$ million) - 91.9 - 153.7 - 40.2% Net Loss Attributable to General Steel Holdings Inc.* (US$ million) - 33.0 - 152.7 N.A. EPS* (US$) - 0.60 - 2.78 N.A. Full - Year 2013 Financial Summary Sales Volume Breakdown Operating Expense Breakdown $39.3 $34.1 $65.8 $50.1 FY 2012 FY 2013 Selling Expense G&A Expense 5,062 4,994 274 106 FY 2012 FY 2013 Longmen Joint Venture Other Subsidiaries Thousands MT USD Million

11 This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. fourth quarter and full year 201 3 earnings call. 11 Q&A Jenny Wang Joyce Sung General Steel Holdings, Inc. General Steel Holdings, Inc. Tel: + 86 - 10 - 5775 - 7691 +1 - 347 - 534 - 1435 Email: jenny.wang@gshi - steel.com Email: joyce.sung@gshi - steel.com